[FORTIS LOGO] -REGISTERED TRADEMARK-

                                  [GRAPHIC]

     INVEST IN GLOBAL STOCKS

               FOR WORLDWIDE OPPORTUNITY . . .



                                                              FORTIS
                                                              GLOBAL
                                                              GROWTH
                                                              PORTFOLIO
                                                              SEMI-ANNUAL REPORT
                                                              APRIL 30, 1997

FORTIS GLOBAL GROWTH PORTFOLIO SEMI-ANNUAL REPORT

CONTENTS

LETTER TO SHAREHOLDERS                                         2

SCHEDULE OF INVESTMENTS                                        5

STATEMENT OF ASSETS AND LIABILITIES                            9

STATEMENT OF OPERATIONS                                       10

STATEMENT OF CHANGES IN NET ASSETS                            11

NOTES TO FINANCIAL STATEMENTS                                 12

BOARD OF DIRECTORS AND OFFICERS                               15

PRODUCTS AND SERVICES                                         16

- TOLL-FREE PERSONAL ASSISTANCE

 - Shareholder Services

 - (800) 800-2638, Ext. 3012

 - 7:30 a.m. to 5:30 p.m. CST, M-Th

 - 7:30 a.m. to 5:00 p.m. CST, F

- TOLL-FREE INFORMATION LINE

 - For daily account balances,
   transaction activity or net asset
   value information

 - (800) 800-2638, Ext. 4344

 - 24 hours a day

FOR MORE INFORMATION ABOUT FORTIS FINANCIAL GROUP'S FAMILY OF PRODUCTS, CALL YOUR INVESTMENT REPRESENTATIVE OR THE HOME OFFICE AT (800) 800-2638.

TO ORDER PROSPECTUSES OR SALES LITERATURE FOR ANY FORTIS PRODUCT, CALL (800) 800-2638, EXT. 4579.

HOW TO USE THIS REPORT

For a quick overview of the fund's performance during the past six-months, refer to the Highlights box below. The letter from the portfolio manager and president provides a more detailed analysis of the fund and financial markets.

The charts alongside the letter are useful because they provide more information about your investments. The top holdings chart shows the types of securities in which the fund invests, and the pie chart shows a breakdown of the fund's assets by country. The portfolio changes show the investment decisions your fund manager has made over the period in response to changing market conditions.

The performance chart graphically compares the fund's total return performance with a selected investment index. Remember, however, that an index may reflect the performance of securities the fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your fund does. Individuals cannot buy an unmanaged index fund without incurring some charges and expenses.

This report is just one of several tools you can use to learn more about your investment in the Fortis Family of Mutual Funds. Your investment representative, who understands your personal financial situation, can best explain the features of your investment and how it's designed to help you meet your financial goals.

HIGHLIGHTS

FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 1997

                                                                                                       MSCI
                                                                                                       WORLD
                                                 CLASS A      CLASS B      CLASS C      CLASS H        INDEX
                                                 --------     --------     --------     --------     ---------
NET ASSET VALUE PER SHARE:
  Beginning of period........................    $ 21.28      $ 20.98      $ 21.00      $ 20.99        791.75
  End of period..............................    $ 20.50      $ 20.14      $ 20.15      $ 20.15        845.28
TOTAL RETURN**                                     (3.67%)      (4.00%)      (4.05%)      (4.00%)        7.61%

   ** These are the fund's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

                                      Photo
                                Global investing
                          makes a world of difference.

DEAR SHAREHOLDER,

We are pleased to present the Fortis Global Growth Portfolio semi-annual report for the period ended April 30, 1997.

PERFORMANCE

Over the past six-month period, the Fortis Global Growth Portfolio (FGGP) had a total return of -3.67% which compared to a 7.61% return for the Morgan Stanley Capital International (MSCI) World Index. Since its inception in July 1991, FGGP has had a total return of 104.48% which compares to a 99.11% total return for the MSCI World Index. Although the major stock market averages have had strong performance over the past year, the vast majority of individual stocks have not. Here's a good illustration of this point. Compare the returns of the broad based U.S. index of smaller companies, the Russell 2000 Index, to the Standard & Poor's 500 Index, which is dominated by the very largest companies. Over the past year, the Russell 2000 return was -1.52%, while the S&P 500 increased 22.5%. This difference in performance is unprecedented in recent stock market history, and explains the underperformance of funds such as FGGP, which invest primarily in mid-sized and smaller growth-oriented companies.

The underperformance of the broader market over the past year can be attributed to investor fears of rising interest rates and a slowing economy. During periods of interest rate and economic uncertainty, investors historically have focused their attention on the larger, high quality, blue chip stocks. This has occurred since July of 1996 when many of the world's equity markets experienced a fairly sharp correction. Since that time, many secondary stocks in the markets have dramatically underperformed their larger counterparts. We expect to see this change during 1997.

ECONOMIC OUTLOOK

One of the primary concerns of the financial markets over the past 12 months has been the outlook for rising interest rates. Inflation has been more of a concern than a reality for many segments of the economy. The world's economies are improving during 1997 as both Europe and Japan attempt to recover from a long period of sluggish growth. The United States has continued to be the key driver of the world's economy as evidenced by its strong showing in early 1997. The other areas of the world, which include the emerging regions such as the Far East, Latin America, and Central Europe, have continued to show strong relative growth versus the more mature economic sectors. This growth, however, has not been uniform and in certain cases in the Far East is beginning to show signs of maturity. Overall, on a global basis, we continue to look for a moderately growing economy with low inflationary pressures. The result should be a reasonably strong environment for global equities.

INVESTMENT OUTLOOK

The Fortis Global Growth Portfolio has the flexibility to invest in any country in the world. At the end of April 1997, the Portfolio had 35.3% of its investments in the United States, 34.3% in European countries, 5% in Japan, 2.8% in other Asian nations and 3.2% in Latin America. Overall, the emerging economies of the world represented 4.1% of the Fund's total assets. In total, the Fund was invested in 26 nations, with 96 holdings. FGGP is a well diversified global portfolio with a significant exposure to companies with strong relative growth rates in both revenues and earnings.

As we compare the various growth segments around the world, we find that some of the most undervalued growth companies reside in the United States. Our focus is on many of the well positioned mid-size growth companies which have been overlooked by investors during the past year. We have a significant exposure to many of the better positioned domestic companies in the areas of technology, consumer products, and business services. Overall, our holdings in the United States represented 35.3% while 45.7% of assets in the MSCI World Index were U.S. holdings.

We continue to find numerous growth investment opportunities in markets outside of the United States. Europe accounts for 34.3% of FGGP's total assets and has been an attractive region for niche growth companies over the past several years. The European economy has struggled in recent years. However, many corporate restructurings and company spinoffs are now creating attractive investment situations. We anticipate that Europe will continue to be a fertile investment area for FGGP. Europe presently represents 30.7% of the MSCI World Index.

The Japanese market has created a challenge for our growth approach to global investing. It has been difficult to find attractively valued, high growth companies which meet our investment criteria. The Japanese economy has been slow growing since 1990. Low levels of inflation have made it difficult for corporations to demonstrate earnings growth. There are now signs that the Japanese economy is improving and that some of the better managed companies are beginning to accelerate their earnings growth rates. We expect to increase our exposure to Japanese equities which represent 15.5% of the MSCI World Index. Presently, we have 5% in Japan.

In the emerging regions around the world, we continue to find selective opportunities to invest in well managed growth companies. Although the economies of many of the emerging nations have attractive growth, finding well managed, well positioned, consistent growth companies is another issue. We continue to search in areas such as Central Europe, Latin America and the Far East for companies which fit our growth criteria.

PORTFOLIO STRATEGY

Since its inception in 1991, FGGP has consistently invested in companies with strong growth expectations in numerous markets around the world. Over the longer run, this approach has resulted in favorable returns to shareholders.

IN CLOSING

We are proud of our long-term record and believe that our long-term growth-oriented global approach will continue to reward shareholders. We appreciate your investment with Fortis and look forward to serving your financial needs. If you have any questions, please call us or talk with your investment professional.

Sincerely,

           [SIGNATURE]                  [SIGNATURE]
Dean C. Kopperud                        James S. Byrd
President                               Vice President

MAY 29, 1997

PORTFOLIO DIVERSIFICATION BY COUNTRY AS OF 4/30/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United States                       35.3%
Other                               16.3%
Cash Equivalents/Receivables        15.0%
Germany                              6.6%
Japan                                5.0%
Netherlands                          4.4%
United Kingdom                       3.8%
Finland                              3.7%
Sweden                               3.1%
Austria                              2.4%
Spain                                2.2%
France                               2.2%

TOP 10 HOLDINGS AS OF 4/30/97

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  SAP AG Systeme Preferred (Germany)                       3.3%
 2.  Nokia (AB) (Finland)                                     2.7%
 3.  SGL Carbon AG (Germany)                                  2.4%
 4.  Gartner Group, Inc. Class A (US)                         1.9%
 5.  Telefonia De Espana (Spain)                              1.7%
 6.  Wisconsin Central Transportation Corp. (US)              1.7%
 7.  Barco N.V. (Belguim)                                     1.5%
 8.  Ericsson (L.M.) Telephone Co. (Sweden)                   1.5%
 9.  OMV Aktiengesellschaft (Austria)                         1.5%
10.  Petroleum Geo-Services ADR (Norway)                      1.4%

CLASS B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                       Since
                                           1 Year     Inception+
-------------------------------------------------------------
Class B sharesDiamond                       -2.19%    +13.97%
Class B sharesDiamond Diamond               -5.79%    +11.27%
Class C sharesDiamond                       -2.18%    +13.99%
Class C sharesDiamond Diamond               -3.18%    +13.99%
Class H sharesDiamond                       -2.14%    +13.99%
Class H sharesDiamond Diamond               -5.74%    +11.29%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (A, B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.75%, Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, or 3.00% if redeemed year three or four (with a waiver of 10% of the amount invested) Class C has a CDSC of 1.00% if redeemed within one year of purchase.
        Diamond  Without CDSC.
Diamond Diamond  With CDSC. Assumes redemption on April 30, 1997.
              + Since November 14, 1994 -- Date shares were first offered to the public.

GLOBAL GROWTH PORTFOLIO CLASS A

VALUE OF $10,000 INVESTED JULY 8, 1991

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                              GLOBAL GROWTH PORTFOLIO
                                        MSCI World Index***                    Class A
7/91                                                 10,000                      9,477
4/92                                                 10,443                     10,518
4/93                                                 12,170                     11,943
4/94                                                 13,681                     13,548
4/95                                                 15,087                     14,090
4/96                                                 17,995                     19,762
4/97                                                 19,911                     19,477
Global Growth Portfolio Class A
Average Annual Total Return
                                                                                                  Since
                                                     1 Year                     5 Year    July 8, 1991@
With Sales Charge*                                   -6.12%                    +12.02%          +12.15%
Without Sales Charge**                               -1.44%                    +13.12%          +13.09%

                      Annual period ended April 30, 1997

Past performance is not indicative of future performance.Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
   * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%.
  ** These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
 *** An unmanaged index of the world's major equity markets in U.S. dollars, weighted by stock market value.
   @  Date shares were first offered to the public.

PORTFOLIO CHANGES FOR THE SIX-MONTH PERIOD ENDED 4/30/97

ADDITIONS:                                          ELIMINATIONS:
AccuStaff, Inc.                                     Chargeurs International S.A.
Amer Group, Ltd.                                    Ciba-Geigy AG
Avis Europe plc                                     Korea Electric Power Corp.
Camco International, Inc.                           MOL Magyar Olaj-es Gazipari Rt. GDS
China Eastern Airlines ADR                          Owen Healthcare, Inc.
Covance, Inc.
Dr. Solomon's Group plc ADR
DSP Communications, Inc.
ENSCO International, Inc.
Falcon Drilling Co.
Glaxo Wellcome plc ADR
Gucci Group NV
Metro Information Services, Inc.
MOL Magyar Olaj-es Gazipari Rt. GDS
Motorola, Inc.
Novartis AG
Outback Steakhouse, Inc.
Phoenix AG
Repsol S.A.
Stolt Comex Seaway, S.A.
Telefonica De Espana, S.A. ADR
Transocean Offshore, Inc.

FORTIS GLOBAL GROWTH PORTFOLIO
Schedule of Investments

April 30, 1997 (Unaudited)

COMMON STOCKS-81.66%

--------------------------------------------------------------------------------
                                                                                    Market
     Shares                                                        Cost (b)        Value (c)
   -----------                                                   ------------    -------------
                 ARGENTINA-1.14%
       50,000    Disco S.A. ADR (a) (f) -- RETAIL GROCERY.....   $   788,250     $   1,550,000
                                                                 ------------    -------------
                 AUSTRIA-2.36%
       18,200    OMV Aktiengesellschaft (g) -- OIL-CRUDE
                   PETROLEUM AND GAS..........................     1,843,113         1,986,127
       11,800    Wolford AG -- APPAREL........................     1,243,396         1,216,062
                                                                 ------------    -------------
                                                                   3,086,509         3,202,189
                                                                 ------------    -------------
                 BELGIUM-1.51%
       12,000    Barco N.V. -- TELECOMMUNICATION EQUIPMENT....     1,530,871         2,045,912
                                                                 ------------    -------------
                 BERMUDA-0.72%
       34,700    Central European Media Enterprises Ltd.,
                   Class A (a) -- BROADCASTING................       954,250           984,612
                                                                 ------------    -------------
                 BRAZIL-0.93%
       11,000    Telebras ADR (f) -- UTILITIES-TELEPHONE......       679,009         1,262,250
                                                                 ------------    -------------
                 CHILE-0.46%
       25,900    Santa Isabel S.A. ADR (f) -- RETAIL
                   GROCERY....................................       589,080           631,312
                                                                 ------------    -------------
                 CHINA-0.69%
       30,000    China Eastern Airlines ADR (a) -- AIRLINES...       540,000           933,750
                                                                 ------------    -------------
                 FINLAND-3.68%
       20,000    Amer Group, Ltd. (a) -- DIVERSIFIED
                   COMPANIES..................................       411,823           342,069
       23,900    KCI Konecranes International Corp.
                   (g) -- MACHINERY...........................       563,329           918,591
       60,000    Nokia (AB) K Shares -- TELECOMMUNICATION
                   EQUIPMENT..................................       982,660         3,730,093
                                                                 ------------    -------------
                                                                   1,957,812         4,990,753
                                                                 ------------    -------------
                 FRANCE-2.19%
        4,000    Pathe S.A. -- BROADCASTING...................       935,737           934,142
       15,000    Sanofi S.A. -- DRUGS.........................     1,032,413         1,400,699
       35,000    Stolt Comex Seaway, S.A. (a) -- OIL-OFFSHORE
                   DRILLING...................................       616,300           643,125
                                                                 ------------    -------------
                                                                   2,584,450         2,977,966
                                                                 ------------    -------------
                 GERMANY-3.27%
       75,000    Phoenix AG -- AUTOMOBILE AND MOTOR VEHICLE
                   PARTS......................................     1,175,877         1,214,871
       23,000    SGL Carbon AG -- STEEL AND IRON..............     1,134,611         3,227,530
                                                                 ------------    -------------
                                                                   2,310,488         4,442,401
                                                                 ------------    -------------
                 HONG KONG-1.62%
      950,000    First Pacific Co. Ltd. -- DIVERSIFIED
                   CO.'S......................................     1,243,340         1,134,381
       70,000    Hutchison Whampoa, Ltd. -- DIVERSIFIED
                   CO.'S......................................       459,904           519,588
       50,000    Sun Hung Kai Properties, Ltd. -- REAL
                   ESTATE.....................................       430,887           542,179
                                                                 ------------    -------------
                                                                   2,134,131         2,196,148
                                                                 ------------    -------------
                 HUNGARY-1.14%
       85,000    MOL Magyar Olaj-es Gazipari Rt.
                   GDS -- OIL-REFINING........................       688,500         1,552,814
                                                                 ------------    -------------
                 INDIA-0.21%
       12,000    Indian Hotels Co., Ltd. (The) GDR (a)
                   (e) -- HOTEL AND GAMING....................       199,200           286,560
                                                                 ------------    -------------
                 ISRAEL-1.92%
       38,000    ECI Telecom Ltd. (f) -- TELECOMMUNICATION
                   EQUIPMENT..................................       670,706           831,250
       35,000    Teva Pharmaceutical Industries, Ltd. ADR
                   (f) -- DRUGS...............................     1,186,250         1,776,250
                                                                 ------------    -------------
                                                                   1,856,956         2,607,500
                                                                 ------------    -------------
                 ITALY-1.57%
       38,000    Fila Holdings S.p.A. ADR (f) -- SHOES AND
                   LEATHER....................................     1,111,525         1,643,500
       22,000    Industrie Natuzzi S.p.A. ADR -- FURNITURE....       236,853           489,500
                                                                 ------------    -------------
                                                                   1,348,378         2,133,000
                                                                 ------------    -------------
                 JAPAN-5.00%
       10,000    Autobacs Seven Co.,
                   Ltd. -- RETAIL-MISCELLANEOUS...............       988,160           665,826
       10,000    Canon, Inc. ADR -- OFFICE EQUIPMENT AND
                   SUPPLIES...................................       727,099         1,187,500

FORTIS GLOBAL GROWTH PORTFOLIO
Schedule of Investments

April 30, 1997 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                    Market
     Shares                                                        Cost (b)        Value (c)
   -----------                                                   ------------    -------------
          160    DDI Corp. -- TELEPHONE SERVICES..............   $ 1,030,778     $   1,062,800
       55,000    Laox Co., Ltd. -- RETAIL-ELECTRIC PRODUCTS,
                   RADIO, TV, AUDIO...........................     1,191,491           654,401
        7,000    Matsushita Electric Industrial Co., Ltd.
                   ADR -- ELECTRONIC-CONTROLS AND EQUIPMENT...     1,170,071         1,133,125
          140    Nippon Telegraph & Telephone
                   Corp. -- TELEPHONE SERVICES................     1,206,567           987,314
       15,000    Sony Corp. -- ELECTRONIC-CONTROLS AND
                   EQUIPMENT..................................       973,223         1,092,112
                                                                 ------------    -------------
                                                                   7,287,389         6,783,078
                                                                 ------------    -------------
                 MEXICO-0.66%
       31,000    Panamerican Beverages, Inc. Class
                   A -- BEVERAGE..............................       546,573           899,000
                                                                 ------------    -------------
                 NETHERLANDS-4.42%
       30,000    Baan Co. NV (a) (f) -- COMPUTER-SOFTWARE.....       240,000         1,612,500
       14,000    Gucci Group NV -- RETAIL-MISCELLANEOUS.......       973,935           971,250
       18,000    IHC Caland NV -- MACHINERY-OIL AND WELL......       369,274           888,863
       15,000    Randstad Holdings NV -- BUSINESS SERVICES AND
                   SUPPLIES...................................       420,120         1,347,462
       10,000    Wolters Kluwer NV -- PUBLISHING..............       500,209         1,185,253
                                                                 ------------    -------------
                                                                   2,503,538         6,005,328
                                                                 ------------    -------------
                 NORWAY-1.40%
       49,300    Petroleum Geo-Services A/S ADR
                   (a) -- MACHINERY-OIL AND WELL..............     1,376,139         1,898,050
                                                                 ------------    -------------
                 PHILIPPINES-0.25%
    1,490,150    Megaworld Properties & Holdings, Inc.
                   (a) -- REAL ESTATE.........................       396,272           333,405
                                                                 ------------    -------------
                 PORTUGAL-0.39%
       14,200    Portugal Telecom S.A.
                   ADR -- UTILITIES-TELEPHONE.................       324,726           525,400
                                                                 ------------    -------------
                 SPAIN-2.16%
       15,000    Repsol S.A. -- OIL-CRUDE PETROLEUM AND GAS...       620,911           629,471
       30,000    Telefonica del Espana, S.A.
                   ADR -- UTILITIES-TELEPHONE.................     2,108,199         2,310,000
                                                                 ------------    -------------
                                                                   2,729,110         2,939,471
                                                                 ------------    -------------
                 SWEDEN-3.09%
       60,000    Ericsson (L.M.) Telephone Co. Class B ADR
                   (f) -- TELECOMMUNICATION EQUIPMENT.........     1,040,250         2,017,500
       40,000    Hoganas Class B -- MISCELLANEOUS.............     1,108,424         1,198,140
       88,000    Industri Matematik International Corp.
                   (a) -- COMPUTER-SOFTWARE...................       832,142           814,000
        2,300    WM Data AB Class B -- BUSINESS SERVICES AND
                   SUPPLIES...................................        63,829           167,102
                                                                 ------------    -------------
                                                                   3,044,645         4,196,742
                                                                 ------------    -------------
                 SWITZERLAND-1.76%
        1,173    Novartis AG -- DRUGS.........................     1,345,077         1,546,022
          100    Roche Holdings AG, Genusschein
                   NVP -- DRUGS...............................       522,734           844,963
                                                                 ------------    -------------
                                                                   1,867,811         2,390,985
                                                                 ------------    -------------
                 UNITED KINGDOM-3.81%
      350,000    Avis Europe plc (a) -- BUSINESS SERVICES AND
                   SUPPLIES...................................       721,989           761,000
      205,200    Capita Group plc -- BUSINESS SERVICES AND
                   SUPPLIES...................................       438,498           794,105
       25,000    Dr. Solomon's Group plc ADR (a)
                   (f) -- COMPUTER-SOFTWARE...................       425,000           578,125
       27,000    Glaxo Wellcome plc ADR (f) -- DRUGS..........       993,452         1,063,125
      225,000    Orange plc -- TELEPHONE SERVICES.............       707,347           788,585
      120,000    Powerscreen International
                   plc -- CONSTRUCTION........................       557,262         1,182,877
                                                                 ------------    -------------
                                                                   3,843,548         5,167,817
                                                                 ------------    -------------
                 UNITED STATES-35.31%
       32,000    3Com Corp. (a) (f) -- COMPUTER-COMMUNICATIONS
                   EQUIPMENT..................................       420,000           928,000
       70,000    AccuStaff, Inc. (a) (f) -- BUSINESS SERVICES
                   AND SUPPLIES...............................     1,593,590         1,277,500
       26,000    Altera Corp. (a)
                   (f) -- ELECTRONIC-SEMICONDUCTOR AND
                   CAPACITOR..................................       546,969         1,288,625
       20,100    American Oncology Resources, Inc.
                   (a) -- HEALTH CARE SERVICES................       221,100           178,388
       59,500    ANSYS, Inc. (a) -- COMPUTER-SOFTWARE.........       726,655           409,062
       82,500    Apple South, Inc. (f) -- RESTAURANTS AND
                   FRANCHISING................................       959,059         1,072,500
       35,000    Applebees International, Inc.
                   (f) -- RESTAURANTS AND FRANCHISING.........       594,675           818,125
       25,000    AutoZone, Inc. (a) (f) -- RETAIL-SPECIALTY...       599,585           612,500
       35,000    Avant! Corp. (a) (f) -- COMPUTER-SOFTWARE....       827,690           496,562

--------------------------------------------------------------------------------

                                                                                    Market
     Shares                                                        Cost (b)        Value (c)
   -----------                                                   ------------    -------------
       48,000    Bed, Bath & Beyond, Inc. (a)
                   (f) -- RETAIL-SPECIALTY....................   $   829,563     $   1,314,000
       40,000    Blyth Industries, Inc. (a) (f) -- CONSUMER
                   GOODS......................................     1,784,845         1,580,000
       20,000    Camco International, Inc. (f) -- OIL AND GAS
                   FIELD SERVICES.............................       855,988           887,500
       24,000    Cheesecake Factory, Inc. (a) -- RESTAURANTS
                   AND FRANCHISING............................       619,637           438,000
       36,000    Cisco Systems, Inc.
                   (a) -- COMPUTER-COMMUNICATIONS EQUIPMENT...       366,375         1,863,000
       55,000    Covance, Inc. (a) -- BUSINESS SERVICES.......     1,086,762           811,250
       52,000    Credit Acceptance Corp. (a) (f) -- FINANCE
                   SERVICES...................................     1,112,800           562,250
       59,000    CUC International, Inc. (a)
                   (f) -- RETAIL-SPECIALTY....................     1,329,558         1,246,375
       62,000    Data Processing Resources Corp.
                   (a) -- BUSINESS SERVICES AND SUPPLIES......     1,122,773         1,139,250
       70,000    DSP Communications, Inc. (a) -- ELECTRONIC
                   COMPONENTS.................................     1,336,930           555,625
       18,000    ENSCO International, Inc. (a) -- OIL-OFFSHORE
                   DRILLING...................................       898,456           855,000
       10,000    Estee Lauder Co. -- COSMETICS AND SUNDRIES...       260,000           457,500
       25,000    Falcon Drilling Co. (a) -- OIL-OFFSHORE
                   DRILLING...................................       867,175           956,250
       96,000    Gartner Group, Inc. Class A (a)
                   (f) -- BUSINESS SERVICES AND SUPPLIES......       300,000         2,520,000
       30,000    Green Tree Financial Corp. -- FINANCE
                   SERVICES...................................       990,956           888,750
       37,000    HCIA, Inc. (a) -- HEALTH CARE SERVICES.......     1,239,247           763,125
       60,000    Input/Output, Inc. (a) -- MACHINERY-OIL AND
                   WELL.......................................       200,750           840,000
       22,000    Interim Services, Inc. (a) -- BUSINESS
                   SERVICES AND SUPPLIES......................       951,500           852,500
       25,900    LCI International, Inc. (a) -- TELEPHONE
                   SERVICES...................................       711,860           430,588
       12,800    Metro Information Services, Inc.
                   (a) -- BUSINESS SERVICES AND SUPPLIES......       237,800           166,400
       12,000    Motorola, Inc.
                   (f) -- ELECTRONIC-SEMICONDUCTOR AND
                   CAPACITOR..................................       825,277           687,000
       33,750    Oracle Corp. (a) (f) -- COMPUTER-SOFTWARE....       425,625         1,341,563
       21,000    Outback Steakhouse, Inc. (a)
                   (f) -- RESTAURANTS AND FRANCHISING.........       555,544           412,125
       40,000    Parametric Technology Corp. (a)
                   (f) -- COMPUTER-SOFTWARE...................       509,865         1,810,000
       65,000    PetsMart, Inc. (a) -- RETAIL-MISCELLANEOUS...     1,407,287         1,092,813
       24,200    R.P. Scherer Corp. (a) -- DRUGS..............     1,103,667         1,113,200
       53,000    Service Corp. International (f) -- PERSONAL
                   SERVICES...................................     1,315,765         1,815,250
       30,000    Steris Corp. (a) -- MEDICAL SUPPLIES.........       508,843           982,500
       15,000    Sykes Enterprises, Inc. (a) (f) -- BUSINESS
                   SERVICES AND SUPPLIES......................       605,531           427,500
       38,000    Synopsys, Inc. (a) -- COMPUTER-SOFTWARE......       977,092         1,211,250
       40,000    Tellabs, Inc. (a) (f) -- TELECOMMUNICATION
                   EQUIPMENT..................................       537,810         1,595,000
       20,000    Tidewater, Inc. (f) -- SHIP BUILDING,
                   SHIPPING...................................       701,560           802,500
       20,000    Tommy Hilfiger Corp. (a) (f) -- APPAREL......       785,024           795,000
       20,200    Total Renal Care Holdings, Inc. (a) -- HEALTH
                   CARE SERVICES..............................       699,788           648,925
       16,000    Transocean Offshore, Inc. -- OIL-OFFSHORE
                   DRILLING...................................       876,734           970,000
       24,000    U.S. Robotics Corp.
                   (a) -- COMPUTER-COMMUNICATIONS EQUIPMENT...       515,838         1,215,000
       44,000    Vans, Inc. (a) -- SHOES AND LEATHER..........       729,500           423,500
       20,000    Viking Office Products, Inc.
                   (a) -- RETAIL-SPECIALTY....................       298,910           272,500
       12,500    Western Atlas, Inc. (a) -- OIL AND GAS FIELD
                   SERVICES...................................       571,163           775,000
       69,000    Wisconsin Central Transportation Corp. (a)
                   (f) -- TRANSPORTATION......................       649,775         2,259,750
       15,000    Xilinx, Inc. (a) -- ELECTRONIC-SEMICONDUCTOR
                   AND CAPACITOR..............................       203,660           735,000
       23,200    Xylan Corp. (a)
                   (f) -- COMPUTER-COMMUNICATIONS EQUIPMENT...       767,884           345,100
                                                                 ------------    -------------
                                                                  39,164,440        47,939,101
                                                                 ------------    -------------
                 TOTAL COMMON STOCKS..........................   $84,332,075     $ 110,875,544
                                                                 ------------    -------------
                                                                 ------------    -------------

PREFERRED STOCKS-3.32%

--------------------------------------------------------------------------------
                                                                                 Market
    Shares                                                      Cost (b)        Value (c)
   --------                                                   ------------    -------------
              GERMANY-3.32%
    24,500    SAP AG Systeme
                Preferred -- COMPUTER-SOFTWARE.............   $   704,045     $   4,511,871
                                                              ------------    -------------
              TOTAL LONG-TERM INVESTMENTS..................   $85,036,120     $ 115,387,415
                                                              ------------    -------------
                                                              ------------    -------------

FORTIS GLOBAL GROWTH PORTFOLIO
Schedule of Investments

April 30, 1997 (Unaudited)

SHORT-TERM INVESTMENTS-15.09%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                        Value (c)
   -----------                                                   -------------
                 BANKS-2.57%
   $3,499,000    First Trust Money Market Variable Rate Time
                   Deposit, Current rate -- 5.37%.............   $   3,499,000
                                                                 -------------
                 DIVERSIFIED FINANCE-1.72%
    2,332,000    Associates Corp. Master Variable Rate Note,
                   Current rate -- 5.57%......................       2,332,000
                                                                 -------------
                 U.S. GOVERNMENT AGENCY-5.66%
    1,700,000    Federal Home Loan Mortgage, 5.46%,
                   5-13-1997..................................       1,696,710
    3,000,000    Federal Home Loan Mortgage Corp., 5.46%,
                   5-19-1997..................................       2,991,513
    3,000,000    Federal Home Loan Mortgage Corp., 5.50%,
                   5-14-1997..................................       2,993,700
                                                                 -------------
                                                                     7,681,923
                                                                 -------------
                 U.S. OTHER DIRECT FEDERAL OBLIGATIONS-5.14%
    7,000,000    Federal Home Loan Bank, 5.42%, 5-22-1997.....       6,977,242
                                                                 -------------
                 TOTAL SHORT-TERM INVESTMENTS.................      20,490,165
                                                                 -------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $105,526,285)(B)...........................   $ 135,877,580
                                                                 -------------
                                                                 -------------

 (a) Presently not paying dividend income.
 (b) At April 30, 1997 the cost of securities for federal income tax purposes was $105,526,285 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

          Unrealized appreciation...........................  $37,496,525
          Unrealized depreciation...........................   (7,145,230)
          ---------------------------------------------------------------
          Net unrealized appreciation.......................  $30,351,295
          ---------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (e) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accreditied investors". Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 1997 was $286,560 which represents .21% of total net assets.
 (f) Security is fully or partially on loan at April 30, 1997. See Note 1 of accompanying Notes to Financial Statements.
 (g) Common Stock sold within the terms of private placement memorandums, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Date Acquired   Shares/Par                                        Security                                       Cost Basis
---------------------------------------------------------------------------------------------------------------------------
March 19, 1996       3,000   KCI Konecranes                                                                      $   44,214
May 22, 1996        18,200   OMV Aktiengesellschaft                                                               1,843,113
July 12, 1996       20,900   KCI Konecranes                                                                         519,115

The value of these securities at April 30, 1997 is $2,904,718 which represents 2.14% of net assets.

FORTIS GLOBAL GROWTH PORTFOLIO

Statement of Assets and Liabilities

April 30, 1997

(Unaudited)

--------------------------------------------------------------------------------
ASSETS
  Investments in securities, as detailed
    in the accompanying schedules, at
    market (cost $105,526,285) (Note
    1)..................................  $  135,877,580
  Cash on deposit with custodian........          43,501
  Collateral for securities lending
    transactions (Note 1)...............      37,806,725
  Receivables:
    Investment securities sold..........         444,865
    Interest and dividends..............         182,972
    Subscriptions of capital stock......          19,020
  Deferred registration costs (Note
    1)..................................          49,863
  Prepaid expenses......................          19,823
                                          --------------
TOTAL ASSETS............................     174,444,349
                                          --------------
LIABILITIES
  Unrealized depreciation on forward
    foreign currency contract-net (Notes
    1 and 3)............................           3,762
  Payable upon return of securities
    loaned (Note 1).....................      37,806,725
  Payable for investment securities
    purchased...........................         687,682
  Payable for investment advisory and
    management fees (Note 2)............         110,432
  Payable for distribution fees (Note
    2)..................................           2,884
  Accounts payable and accrued
    expenses............................          55,010
                                          --------------
TOTAL LIABILITIES.......................      38,666,495
                                          --------------
NET ASSETS
  Net proceeds of capital stock, par
    value $.01 per share- authorized
    10,000,000,000 shares...............     107,766,157
  Unrealized appreciation of investments
    in securities and other assets and
    liabilities denominated in foreign
    currency............................      30,347,580
  Undistributed net investment income
    loss................................        (329,279)
  Accumulated net realized loss from
    sale of investments and foreign
    currency............................      (2,006,604)
                                          --------------
TOTAL NET ASSETS........................  $  135,777,854
                                          --------------
                                          --------------
SHARES OUTSTANDING AND NET ASSET VALUE
  PER SHARE:
Class A shares (based on net assets of
  $109,515,698 and 5,343,252 shares
  outstanding)..........................          $20.50
                                          --------------
Class B shares (based on net assets of
  $8,736,967 and 433,810 shares
  outstanding)..........................          $20.14
                                          --------------
Class C shares (based on net assets of
  $3,624,583 and 179,836 shares
  outstanding)..........................          $20.15
                                          --------------
Class H shares (based on net assets of
  $13,900,606 and 690,015 shares
  outstanding)..........................          $20.15
                                          --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS GLOBAL GROWTH PORTFOLIO

Statement of Operations

For the Six-Month Period Ended April 30, 1997

(Unaudited)

--------------------------------------------------------------------------------
NET INVESTMENT LOSS:
  Income
    Interest income.....................  $    456,557
    Dividend income (Net of foreign
     witholding taxes of $24,074).......       257,533
    Fee income (Note 1).................        24,560
                                          -------------
  Total Income..........................       738,650
                                          -------------
  Expenses:
    Investment advisory and management
     fees...............................       680,577
    Distribution fees (Class A) (Note
     2).................................       140,581
    Distribution fees (Class B) (Note
     2).................................        37,714
    Distribution fees (Class C) (Note
     2).................................        16,862
    Distribution fees (Class H) (Note
     2).................................        63,676
    Legal and auditing fees (Note 2)....        14,381
    Custodian fees......................        37,192
    Shareholders' notices and reports...        30,842
    Registration fees (Note 1)..........        29,268
    Directors' fees and expenses........         8,075
    Other...............................         4,953
                                          -------------
  Total expenses........................     1,064,121
                                          -------------
NET INVESTMENT LOSS.....................      (325,471)
                                          -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY (NOTE
  1):
  Net realized gain (loss) from:
    Investments.........................     3,030,169
    Foreign currency transactions.......        (3,808)
                                          -------------
NET REALIZED LOSS ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS...........     3,026,361
                                          -------------
Net change in unrealized depreciation
  of:
  Investments...........................    (8,277,872)
  Translation of assets and liabilities
    denominated in foreign currency.....        (3,460)
                                          -------------
NET CHANGE IN UNREALIZED DEPRECIATION ON
INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS............................    (8,281,332)
                                          -------------
NET LOSS ON INVESTMENTS AND FOREIGN
CURRENCY................................    (5,254,971)
                                          -------------
NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS.........................  $ (5,580,442)
                                          -------------
                                          -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS GLOBAL GROWTH PORTFOLIO

Statement of Changes in Net Assets

--------------------------------------------------------------------------------
                                             FOR THE
                                            SIX-MONTH         FOR THE
                                           PERIOD ENDED      YEAR ENDED
                                          APRIL 30, 1997    OCTOBER 31,
                                           (UNAUDITED)          1996
                                          --------------   --------------
OPERATIONS
  Net investment loss...................  $     (325,471)  $     (390,312)
  Net realized gain (loss) on
    investments and foreign currency
    transactions........................       3,026,361         (176,450)
  Net change in unrealized appreciation
    (depreciation) of investments and
    foreign currency....................      (8,281,332)      14,138,592
                                          --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS...............      (5,580,442)      13,571,830
                                          --------------   --------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (997,916 and 1,940,549
     shares)............................      21,501,926       39,409,832
    Class B (182,209 and 230,772
     shares)............................       3,868,417        4,671,133
    Class C (49,478 and 128,086
     shares)............................       1,046,494        2,606,605
    Class H (253,700 and 426,029
     shares)............................       5,385,929        8,761,920
  Less cost of repurchase of shares
    Class A (712,065 and 628,371
     shares)............................     (15,212,453)     (12,693,443)
    Class B (21,693 and 12,195
     shares)............................        (453,840)        (247,255)
    Class C (16,643 and 5,041 shares)...        (358,195)        (102,980)
    Class H (76,529 and 31,319
     shares)............................      (1,614,697)        (651,553)
                                          --------------   --------------
NET INCREASE IN NET ASSETS FROM SHARE
TRANSACTIONS............................      14,163,581       41,754,259
                                          --------------   --------------
TOTAL INCREASE IN NET ASSETS............       8,583,139       55,326,089
NET ASSETS:
  Beginning of period...................     127,194,715       71,868,626
                                          --------------   --------------
  End of period (includes undistributed
    net investment loss of $329,279 and
    $0, respectively)...................  $  135,777,854   $  127,194,715
                                          --------------   --------------
                                          --------------   --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS GLOBAL GROWTH PORTFOLIO

Notes to Financial Statements

(Unaudited)

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: The portfolio is a non-diversified series of Fortis Worldwide Portfolios, Inc., ("Fortis Worldwide"), an open-end management investment company. The primary investment objective of the portfolio is long-term capital appreciation, current income is a secondary objective. The portfolio seeks to achieve this objective primarily by investing in a global portfolio of equity securities, allocated among the markets of the U.S. and other, possibly diverse countries and regions of the world. The articles of incorporation of Fortis Worldwide permits the Board of Directors to create additional portfolios in the future. The fund offers Class A, Class B, Class C and Class H shares. The fund began to issue multiple class shares effective November 14, 1994. Class A shares are sold with a front-end sales charge. Class B and H shares are sold without a front-end sales charge and may be subject to a contingent deferred sales charge for six years, and such shares automatically convert to Class A after eight years. Class C shares are sold without a front-end sales charge and may be subject to a contingent deferred sales charge for one year. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class's distribution agreement) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

   The significant accounting policies followed by the fund are summarized as follows:

   SECURITY VALUATION: Investments in securities traded on U.S. or foreign securities exchange or on the NASDAQ National Market System are valued at the last reported sales price. Securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. An outside pricing service may be utilized to provide such valuations. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. When market quotations are not readily available, or when restricted or illiquid securities or other assets are being valued, such securities or other assets are valued at fair value as determined in good faith by management under supervision of the Board of Directors. Short-term investments, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

   FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS:
   Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The fund may enter into forward foreign currency exchange contracts for operational purposes and to attempt to minimize the risk from adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The fund is subject to the credit risk that the other party will not complete the obligations of the contract.

   SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are accounted for on the trade date and dividend income is recorded on the exdate, or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis. Realized security gains and losses are determined using the identified cost method.

   For the six-month period ended April 30, 1997, the cost of purchases and proceeds from sales of securities (other than short-term securities) aggregated $30,528,539 and $18,009,076, respectively.

   LENDING OF PORTFOLIO SECURITIES: At April 30, 1997 securities valued at $36,906,660 were on loan to brokers from the Fund. For collateral, the Fund's custodian received $37,806,725 in cash which is maintained in a separate account and invested by the custodian in short term investment vehicles. Fee income from securities lending amounted to $24,560 for the six-month period ended April 30, 1997. The risks to the Fund in security lending transactions are that the borrower may not provide additional collateral when required or return the securities when due and that the proceeds from the sale of investments made with cash collateral received will be less than amounts required to be returned to the borrowers.

   INCOME TAXES: The portfolio intends to qualify, under the Internal Revenue Code, as a regulated investment company and if so qualified, will not have to pay federal income taxes to the extent its taxable net income is distributed. On a calendar year basis, the portfolio intends to distribute substantially all of its net investment income and realized gains, if any, to avoid the payment of federal excise taxes.

   For federal income tax purposes, the fund had a capital loss carryover of $5,036,773 at October 31, 1996, which, if not offset by subsequent capital gains, will expire as follows:

2000.........................................    $   483,191
2001.........................................        125,453
2002.........................................      1,054,200
2003.........................................      3,202,055
2004.........................................        171,874

   It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover has been offset or expired.

   Net Investment Income and net realized gains may differ for financial statement and tax purposes because of wash sale transactions and other book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may, therefore, differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund.

   On the Statement of Assets and Liabilities, due to permanent book-to-tax differences, accumulated net investment loss increased by $3,808, accumulated net realized loss decreased by $3,808.

FORTIS GLOBAL GROWTH PORTFOLIO

(Unaudited)

--------------------------------------------------------------------------------

   INCOME AND CAPITAL GAINS DISTRIBUTIONS: It is the policy of the portfolio to generally pay annual distributions from net investment, if any, and make distributions of any realized capital gains as required by law. These income and capital gains distributions are distributed on the record date and are reinvested in additional shares of the portfolio at net asset value or payable in cash without any charge to the shareholder.

   DEFERRED COSTS: Registration costs are deferred and charged to income over the registration period.

   USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. PAYMENTS TO RELATED PARTIES: Fortis Advisers, Inc., is the investment adviser for the portfolio. Investment advisory and management fees are computed at an annual rate of 1.0% of the first $500 million of average daily net assets, and .9% on assets in excess of $500 million.

   In addition to the investment advisory and management fee, Classes A, B, C and H pay Fortis Investors, Inc. (the Fund's principal underwriter) distribution fees equal to .25% (Class A) and 1.00% (Class B, C and H) of average daily net assets (of the respective classes) on an annual basis, to be used to compensate those who sell shares of the fund and to pay certain other expenses of selling fund shares. Fortis Investors, Inc. also received sales charges (paid by purchasers of the fund's shares) aggregating $404,126 for Class A, $7,320 for Class B, $730 for Class C, and $23,896 for Class H for the six-month period ended April 30, 1997.

   Legal fees and expenses aggregating $4,463 for the six-month period ended April 30, 1997, were paid to a law firm of which the secretary of the portfolio is a partner.

3. FORWARD FOREIGN CURRENCY CONTRACTS: At April 30, 1997, the Fund entered into forward foreign currency exchange contracts that obligated the portfolio to receive currencies at a specified future date. The unrealized depreciation of $3,762 on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

GLOBAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------
                               U.S. Dollar                    U.S. Dollar
                Currency To    Value As Of     Currency To    Value As Of     Appreciation/
 Settle Date   Be Delivered   Apr 30, 1997     Be Received   Apr 30, 1997    (Depreciation)
--------------------------------------------------------------------------------------------
May 6, 1997       620,910      $  620,910      90,450,000     $  617,148       $   (3,762)
                U.S. Dollar                      Spanish
                                                 Peseta
                              -------------                  -------------        -------
                               $  620,910                     $  617,148       $   (3,762)
                              -------------                  -------------        -------

FORTIS GLOBAL GROWTH PORTFOLIO

(Unaudited)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FINANCIAL HIGHLIGHTS Selected per share historical data for each of the Portfolios was as follows:

                                                                      Class A
                                        --------------------------------------------------------------------
                                                           For the Year Ended October 31,
                                        --------------------------------------------------------------------
                                         1997**       1996        1995        1994        1993        1992
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period............................    $  21.28    $  18.24    $  14.78    $  14.42    $  11.52    $  10.87
                                        --------    --------    --------    --------    --------    --------
Operations:
  Investment income - net...........        (.04)       (.06)       (.09)       (.04)       (.12)         --
  Net realized and unrealized gain
    (loss) on investments...........        (.74)       3.10        3.55         .40        3.02         .68
                                        --------    --------    --------    --------    --------    --------
Total from operations...............        (.78)       3.04        3.46         .36        2.90         .68
                                        --------    --------    --------    --------    --------    --------
Distributions to shareholders:
  From investment income - net......          --          --          --          --          --        (.02)
  From net realized gains...........          --          --          --          --          --        (.01)
                                        --------    --------    --------    --------    --------    --------
Total distributions to
 shareholders.......................          --          --          --          --          --        (.03)
                                        --------    --------    --------    --------    --------    --------
Net asset value, end of period......    $  20.50    $  21.28    $  18.24    $  14.78    $  14.42    $  11.52
                                        --------    --------    --------    --------    --------    --------
Total return @......................       (3.67%)     16.67%      23.41%       2.50%      25.17%       6.24%
Net assets end of period (000s
  omitted)..........................    $109,516    $107,607    $ 68,302    $ 55,214    $ 28,226    $ 10,727
Ratio of expenses to average daily
  net assets........................        1.43%       1.51%       1.73%       1.72%       2.19%       2.25%
Ratio of net investment income to
  average daily net assets..........        (.36%)      (.33%)      (.55%)      (.35%)     (1.01%)      (.04%)
Portfolio turnover rate.............          15%         18%         27%         21%         37%         31%
Average Commission Rate Paid........    $ 0.0234    $ 0.0272          --          --          --          --

                                                Class B                         Class C                         Class H
                                      ----------------------------    ----------------------------    ---------------------------
                                      1997**      1996      1995+     1997**      1996      1995+     1997**      1996     1995+
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period............................  $ 20.98    $ 18.12   $ 14.60    $ 21.00    $ 18.13    $14.60    $ 20.99    $ 18.12   $14.60
                                      -------    -------   -------    -------    -------    ------    -------    -------   ------
Operations:
  Investment income - net...........     (.10)      (.24)     (.09)      (.11)      (.23)     (.09)      (.10)      (.23)    (.09)
  Net realized and unrealized gain
    (loss) on investments...........     (.74)      3.10      3.61       (.74)      3.10      3.62       (.74)      3.10     3.61
                                      -------    -------   -------    -------    -------    ------    -------    -------   ------
Total from operations...............     (.84)      2.86      3.52       (.85)      2.87      3.53       (.84)      2.87     3.52
                                      -------    -------   -------    -------    -------    ------    -------    -------   ------
Distributions to shareholders.......       --         --        --         --         --        --         --         --       --
                                      -------    -------   -------    -------    -------    ------    -------    -------   ------
Net asset value, end of period......  $ 20.14    $ 20.98   $ 18.12    $ 20.15    $ 21.00    $18.13    $ 20.15    $ 20.99   $18.12
                                      -------    -------   -------    -------    -------    ------    -------    -------   ------
Total return @......................    (4.00%)    15.78%    24.11%     (4.05%)    15.83%    24.18%     (4.00%)    15.84%   24.11%
Net assets end of period (000s
  omitted)..........................  $ 8,737    $ 5,735   $   991    $ 3,625    $ 3,087    $  434    $13,901    $10,765   $2,141
Ratio of expenses to average daily
  net assets........................     2.18%*     2.26%     2.48%*     2.18%*     2.26%     2.48%*     2.18%*     2.26%    2.48%*
Ratio of net investment income to
  average daily net assets..........    (1.09%)*    (.99%)   (1.42%)*   (1.09%)*    (.99%)   (1.55%)*   (1.09%)*   (1.02%)  (1.46%)*
Portfolio turnover rate.............       15%        18%       27%        15%        18%       27%        15%        18%      27%
Average Commission Rate Paid{::}....  $0.0234    $0.0272        --    $0.0234    $0.0272        --    $0.0234    $0.0272       --

*      Annualized.
{::} In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold.
**     For the six-month period ended April 30, 1997.
@ These are the fund's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.
+ For the period from November 14, 1994 (commencement of operations) to October 31, 1995.

DIRECTORS AND OFFICERS

DIRECTORS     Richard W. Cutting         CPA AND FINANCIAL CONSULTANT
              Allen R. Freedman          CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
                                           FORTIS, INC. MANAGING DIRECTOR OF
                                           FORTIS INTERNATIONAL, N.V.
              Dr. Robert M. Gavin        INTERIM PRESIDENT, HAVERFORD COLLEGE.
                                           PRIOR TO JULY 1996, PRESIDENT
                                           MACALESTER COLLEGE
              Benjamin S. Jaffray        CHAIRMAN, SHEFFIELD GROUP, LTD.
              Jean L. King               PRESIDENT, COMMUNI-KING
              Dean C. Kopperud           CHIEF EXECUTIVE OFFICER AND DIRECTOR,
                                           FORTIS ADVISERS, INC. PRESIDENT AND
                                           DIRECTOR, FORTIS INVESTORS, INC.
                                           SENIOR VICE PRESIDENT AND DIRECTOR,
                                           FORTIS BENEFITS INSURANCE COMPANY AND
                                           TIME INSURANCE COMPANY
              Edward M. Mahoney          PRIOR TO JANUARY, 1995, CHAIRMAN AND
                                           CHIEF EXECUTIVE OFFICER, FORTIS
                                           ADVISERS, INC., FORTIS INVESTORS,
                                           INC.
              Robb L. Prince             FINANCIAL AND EMPLOYEE BENEFIT
                                           CONSULTANT PRIOR TO JULY, 1995, VICE
                                           PRESIDENT AND TREASURER, JOSTENS,
                                           INC.
              Leonard J. Santow          PRINCIPAL, GRIGGS & SANTOW, INC.
              Noel Shadko                MARKETING CONSULTANT. PRIOR TO MAY,
                                           1996, SENIOR VICE PRESIDENT OF
                                           MARKETING & STRATEGIC PLANNING,
                                           ROLLERBLADE, INC.
              Joseph M. Wikler           INVESTMENT CONSULTANT AND PRIVATE
                                           INVESTOR. PRIOR TO JANUARY, 1994,
                                           DIRECTOR OF RESEARCH, CHIEF
                                           INVESTMENT OFFICER, PRINCIPAL, AND
                                           DIRECTOR, THE ROTHSCHILD CO.

OFFICERS

Dean C. Kopperud
  PRESIDENT AND DIRECTOR
Robert W. Beltz, Jr.
  VICE PRESIDENT
James S. Byrd
  VICE PRESIDENT
Tamara L. Fagely
  VICE PRESIDENT AND TREASURER
Howard G. Hudson
  VICE PRESIDENT
David A. Peterson
  VICE PRESIDENT
Scott R. Plummer
  VICE PRESIDENT
Rhonda J. Schwartz
  VICE PRESIDENT
Gary N. Yalen
  VICE PRESIDENT
Michael J. Radmer
  SECRETARY

INVESTMENT MANAGER, REGISTRAR   Fortis Advisers, Inc.
AND TRANSFER AGENT              BOX 64284, ST. PAUL, MINNESOTA 55164

PRINCIPAL UNDERWRITER           Fortis Investors, Inc.
                                BOX 64284, ST. PAUL, MINNESOTA 55164

CUSTODIAN                       First Bank National Association
                                MINNEAPOLIS, MINNESOTA

GENERAL COUNSEL                 Dorsey & Whitney LLP
                                MINNEAPOLIS, MINNESOTA

INDEPENDENT AUDITORS            KPMG Peat Marwick LLP
                                MINNEAPOLIS, MINNESOTA

The use of this material is authorized only when preceded or accompanied by a prospectus.

FORTIS FINANCIAL GROUP'S OTHER PRODUCTS AND SERVICES

MUTUAL                Fortis Bond Funds          MONEY FUND
FUNDS/PORTFOLIOS                                 U.S. GOVERNMENT SECURITIES
CONVENIENT ACCESS TO                             FUND
A BROAD RANGE OF                                 TAX-FREE MINNESOTA PORTFOLIO
SECURITIES                                       TAX-FREE NATIONAL PORTFOLIO
                                                 HIGH YIELD PORTFOLIO
                      Fortis Stock Funds         ASSET ALLOCATION PORTFOLIO
                                                 VALUE FUND
                                                 GROWTH & INCOME FUND
                                                 CAPITAL FUND
                                                 FIDUCIARY FUND
                                                 GLOBAL GROWTH PORTFOLIO
                                                 GROWTH FUND
                                                 CAPITAL APPRECIATION PORTFOLIO
FIXED AND VARIABLE    Fortis Opportunity Fixed   FIXED ACCOUNT
ANNUITIES             & Variable Annuity         MONEY MARKET SUBACCOUNT
TAX-DEFERRED          Masters Variable Annuity   U.S. GOVERNMENT SECURITIES
INVESTING                                        SUBACCOUNT
                                                 DIVERSIFIED INCOME SUBACCOUNT
                                                 GLOBAL BOND SUBACCOUNT
                                                 HIGH YIELD SUBACCOUNT
                                                 ASSET ALLOCATION SUBACCOUNT
                                                 GLOBAL ASSET ALLOCATION
                                                 SUBACCOUNT
                                                 VALUE SUBACCOUNT
                                                 GROWTH & INCOME SUBACCOUNT
                                                 S&P 500 INDEX SUBACCOUNT
                                                 BLUE CHIP STOCK SUBACCOUNT
                                                 GLOBAL GROWTH SUBACCOUNT
                                                 GROWTH STOCK SUBACCOUNT
                                                 INTERNATIONAL STOCK SUBACCOUNT
                                                 AGGRESSIVE GROWTH SUBACCOUNT
                      Fortune Fixed Annuities    SINGLE PREMIUM ANNUITY
                                                 FLEXIBLE PREMIUM ANNUITY
                      Income Annuities           GUARANTEED FOR LIFE
                                                 GUARANTEED FOR A SPECIFIED
                                                 PERIOD
LIFE                  Wall Street Series         FIXED ACCOUNT
INSURANCE PROTECTION  Variable Universal Life    MONEY MARKET SUBACCOUNT
AND TAX-DEFERRED      Insurance                  U.S. GOVERNMENT SECURITIES
INVESTMENT                                       SUBACCOUNT
OPPORTUNITY                                      DIVERSIFIED INCOME SUBACCOUNT
                                                 GLOBAL BOND SUBACCOUNT
                                                 HIGH YIELD SUBACCOUNT
                                                 ASSET ALLOCATION SUBACCOUNT
                                                 GLOBAL ASSET ALLOCATION
                                                 SUBACCOUNT
                                                 VALUE SUBACCOUNT
                                                 GROWTH & INCOME SUBACCOUNT
                                                 S&P 500 INDEX SUBACCOUNT
                                                 BLUE CHIP STOCK SUBACCOUNT
                                                 GLOBAL GROWTH SUBACCOUNT
                                                 GROWTH STOCK SUBACCOUNT
                                                 INTERNATIONAL STOCK SUBACCOUNT
                                                 AGGRESSIVE GROWTH SUBACCOUNT
                      Adaptable Life
                      Universal Life

FORTIS FINANCIAL GROUP manages and distributes mutual funds, annuities and life insurance products. The mutual funds, variable life and variable annuity products are distributed through FORTIS INVESTORS, INC. and managed by FORTIS ADVISERS, INC. The insurance products are issued by FORTIS BENEFITS INSURANCE COMPANY, FIRST FORTIS LIFE INSURANCE COMPANY and TIME INSURANCE COMPANY.

FOR MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS. WRITE TO: FORTIS INVESTORS, INC., P.O. BOX 64284, ST. PAUL, MN 55164. READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY.

FORTIS FINANCIAL GROUP

Fortis Financial Group (FFG) provides solutions for customers' financial needs using mutual funds, annuities and life insurance. Besides our own array of quality products, we create and deliver customized products for other financial service providers. Like the Fortis name, which comes from the Latin for strong and steadfast, we concentrate on the customer relationships we build, the services we provide, the solutions we offer and the performance we seek.

FFG includes Fortis Advisers, Inc., an established money
manager, as well as Fortis Investors, Inc., a broker dealer           [GRAPHIC]
with nationwide sales and marketing influence. The guarantees in our insurance products are underwritten by Fortis Benefits
Insurance Company and Time Insurance Company.

Fortis Financial Group is part of Fortis, Inc., a financial services company that provides specialty insurance and investment products to individuals, businesses, associations and other financial services organizations in the United States. Fortis, Inc. is part of Fortis, a worldwide group of companies active in the fields of insurance, banking and investments. Fortis is jointly owned by Fortis AMEV of The Netherlands and Fortis AG of Belgium.

[GRAPHIC] FOR MORE INFORMATION, CALL YOUR INVESTMENT REPRESENTATIVE OR FORTIS AT (800) 800-2638.




[FORTIS LOGO]-REGISTERED TRADEMARK-                          ---------------
                                                                Bulk Rate
FORTIS FINANCIAL GROUP                                         U.S. Postage
P.O. BOX 64284                                                    PAID
ST. PAUL, MN 55164                                           Permit No. 3794
                                                             Minneapolis, MN
                                                             ---------------
FORTIS GLOBAL GROWTH PORTFOLIO




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       post consumer waste. Please recycle.

[FORTIS LOGO] -REGISTERED TRADEMARK- and Fortis -REGISTERED TRADEMARK- are registered servicemarks of Fortis AMEV and Fortis AG.

98754 (3/97)